Cimarron
ESCROW, INC.

(760) 241-7204
13911 Park Avenue, Suite 110A, Victorville, CA 92392
www.cimarronescrow.com

AMENDMENT TO ESCROW INSTRUCTIONS

ESCROW NO.: 1-41286-KS

DATE: September 5, 2008

RE: VACANT LAND (FORT IRWIN ROAD)
UNINCORPORATED AREA, CA

TO: CIMARRON ESCROW, INC.

ESCROW OFFICER: Karen Schaper
DIRECT FAX NO. (760) 241-3505

The VACANT LAND Purchase Agreement and Joint Escrow Instructions and/or Supplemental Escrow Instructions are hereby modified in the following particulars only:

Close of escrow is extened to on or before December 5, 2008.

Terms of escrow are amended as follows:

Cash through escrow	$ 2,100,000.00 *
New encumbrance seller 1st	5,000,000.00
New encumbrance seller 2nd	900,000.00
Total Consideration	$ 8,000,000.00

*of which $100,000.00 has been deposited into escrow by buyer and of which $99,800.00 released to seller on March 10, 2008.

5. Buyer herein to execute a new **FIRST** Deed of Trust in favor of seller currently vested to subject property securing a promissory note in the amount of **$5,000,000.00** repayable at JOSHUA TREE, CA, payable at **$506,316.00** or more **Annually**, interest at the rate of **(6.00%)** per cent per annum, interest commencing at the close of escrow, first payment due ONE (1) year from the close of escrow, all due and payable **15 years** from the close of escrow. Escrow holder in authorized and instructed to insert the appropriate dates on the executed note at the close of escrow.

This note does not provide for a prepayment penalty.

Note to contain the following:
"The undersigned to pay note holder amount equal to **(10.00%)** per cent of the annual installment for each payment not received by note holder within **(30 days)** days after the installment due date."

6. Buyer herein to execute a new **SECOND** Deed of Trust in favor of seller currently vested to subject property securing a promissory note in the amount of **$900,000.00** repayable at JOSHUA TREE, CA, payable at **$91,136.88** or more **Annually**, interest at the rate of six (**6.00%**) per cent per annum, interest commencing at the close of escrow, first payment due ONE (1) year from the close of escrow, all due and payable **15 years** from close of escrow. Escrow holder is

RECEIVED TIME SEP. 5. 4:43PM

Cimarron
ESCROW, INC.

(760) 241-7204
13911 Park Avenue, Suite 110A, Victorville, CA 92392
www.cimarronescrow.com

authorized and instructed to insert the appropriate dates on the executed note at the close of escrow.

This note does not provide for a prepayment penalty.

Note to contain the following:
"The undersigned to pay note holder amount equal to **(10.00%)** per cent of the annual installment for each payment not received by note holder within **(30 days)** days after the installment due date."

It is mutually agreed that if escrow is not successfully closed by **December 5, 2008**, due to non-performance by the buyer, this transaction will be cancelled as per attached Exhibit "A" Cancellation Instructions, which is incorporated as part of this amendment.

ALL OTHER TERMS AND CONDITIONS ARE TO REMAIN THE SAME.

BUYER(S):

INTERNATIONAL SILVER INC., AN ARIZONA CORPORATION

By:____________________________

SELLER(S):

Bruce D. Strachan
BRUCE D. STRACHAN

Elizabeth K. Strachan
ELIZABETH K. STRACHAN

ks

RECEIVED TIME SEP. 5. 4:43PM

Cimarron
ESCROW, INC.

(760) 241-7204
13911 Park Avenue, Suite 110A, Victorville, CA 92392
www.cimarronescrow.com

ESCROW NO.: 1-41286-KS
ESCROW OFFICER: Karen Schaper
DIRECT FAX NO. (760) 241-3505

DATE: December 8, 2008
FUNDS ON DEPOSIT: $$200.00

PROPERTY ADDRESS: VACANT LAND (FORT IRWIN ROAD), UNINCORPORATED AREA, CA

CANCELLATION INSTRUCTIONS

The undersigned parties to this transaction hereby instruct you to cancel your above numbered escrow. You are further instructed to return to each party all documents, insurance policies and other documents deposited by them in escrow. It is understood that said documents and funds less your cancellation charges shall be disbursed upon escrow holders receipt of these instructions signed by all parties. By execution of these instructions, all parties relieve escrow holder from any and all liability with reference to the escrow to deliver documents and disburse funds as hereby instructed.

In the event mutually executed cancellation instructions are not received by escrow holder within 30 days of the above date, a hold open fee per original escrow instructions dated 09/12/07 will be charged and deducted first from amount due escrow and then from amounts due others.

Disburse funds you hold in escrow as follows:

$200.00 Cancellation fee to: Cimarron Escrow Inc.

BUYER:

INTERNATIONAL SILVER INC., AN ARIZONA CORPORATION

By:____________________

8040 S. KOLB ROAD, TUCSON, AZ 85706

SELLER(S):

Bruce D. Strachan (signature) — Elizabeth K. Strachan (signature)

BRUCE D. STRACHAN — ELIZABETH K. STRACHAN
P.O. BOX 577
, JOSHUA TREE, CA [struck out] 92252-0577
BDS EKS BDS EKS

CC: ELITE REALTY
DAVE STRACHAN

ks

RECEIVED TIME SEP. 5. 4:43PM

Cimarron
ESCROW, INC.

(760) 241-7204
13911 Park Avenue, Suite 110A, Victorville, CA 92392
www.cimarronescrow.com

AMENDMENT TO ESCROW INSTRUCTIONS

ESCROW NO.: **1-41286-KS** DATE: **September 5, 2008**

RE: **VACANT LAND (FORT IRWIN ROAD)**
UNINCORPORATED AREA, CA

TO: **CIMARRON ESCROW, INC.** ESCROW OFFICER: **Karen Schaper**
DIRECT FAX NO. (760) 241-3505

The VACANT LAND Purchase Agreement and Joint Escrow Instructions and/or Supplemental Escrow Instructions are hereby modified in the following particulars only:

Close of escrow is extened to on or before December 5, 2008.

Terms of escrow are amended as follows:

Cash through escrow	$ 2,100,000.00 *
New encumbrance seller 1st	5,000,000.00
New encumbrance seller 2nd	900,000.00
Total Consideration	$ 8,000,000.00

*of which $100,000.00 has been deposited into escrow by buyer and of which $99,800.00 released to seller on March 10, 2008.

5. Buyer herein to execute a new **FIRST** Deed of Trust in favor of seller currently vested to subject property securing a promissory note in the amount of **$5,000,000.00** repayable at JOSHUA TREE, CA, payable at **$506,316.00** or more **Annually**, interest at the rate of **(6.00%)** per cent per annum, interest commencing at the close of escrow, first payment due **ONE (1) year** from the close of escrow, all due and payable **15 years** from the close of escrow. Escrow holder is authorized and instructed to insert the appropriate dates on the executed note at the close of escrow.

This note does not provide for a prepayment penalty.

Note to contain the following:
"The undersigned to pay note holder amount equal to **(10.00%)** per cent of the annual installment for each payment not received by note holder within **(30 days)** days after the installment due date."

6. Buyer herein to execute a new **SECOND** Deed of Trust in favor of seller currently vested to subject property securing a promissory note in the amount of **$900,000.00** repayable at JOSHUA TREE, CA, payable at **$91,136.88** or more Annually, interest at the rate of **six (6.00%)** per cent per annum, interest commencing at the close of escrow, first payment due **ONE (1) year** from the close of escrow, all due and payable **15 years** from close of escrow. Escrow holder is

RECEIVED TIME SEP. 5. 4:32PM

Cimarron
ESCROW, INC.

(760) 241-7204
13911 Park Avenue, Suite 110A, Victorville, CA 92392
www.cimarronescrow.com

authorized and instructed to insert the appropriate dates on the executed note at the close of escrow.

This note does not provide for a prepayment penalty.

Note to contain the following:
"The undersigned to pay note holder amount equal to **(10.00%)** per cent of the annual installment for each payment not received by note holder within **(30 days)** days after the installment due date."

It is mutually agreed that if escrow is not successully closed by **December 5, 2008**, due to non-performance by the buyer, this transaction will be cancelled as per attached Exhibit "A" Cancellation Instructions, which is incorporated as part of this amendment.

ALL OTHER TERMS AND CONDITIONS ARE TO REMAIN THE SAME.

BUYER(S):

INTERNATIONAL SILVER INC., AN ARIZONA CORPORATION

By: [signature]

SELLER(S):

BRUCE D. STRACHAN

ELIZABETH K. STRACHAN

ks

RECEIVED TIME SEP. 5. 4:32PM

Cimarron ESCROW, INC.

(760) 241-7204
13911 Park Avenue, Suite 110A, Victorville, CA 92392
www.cimarronescrow.com

ESCROW NO.: **1-41286-KS**
ESCROW OFFICER: **Karen Schaper**
DIRECT FAX NO. (760) 241-3505

DATE: **December 8, 2008**
FUNDS ON DEPOSIT: **$$200.00**

PROPERTY ADDRESS: **VACANT LAND (FORT IRWIN ROAD), UNINCORPORATED AREA, CA**

CANCELLATION INSTRUCTIONS

The undersigned parties to this transaction hereby instruct you to cancel your above numbered escrow. You are further instructed to return to each party all documents, insurance policies and other documents deposited by them in escrow. It is understood that said documents and funds less your cancellation charges shall be disbursed upon escrow holders receipt of these instructions signed by all parties. By execution of these instructions, all parties relieve escrow holder from any and all liability with reference to the escrow to deliver documents and disburse funds as hereby instructed.

In the event mutually executed cancellation instructions are not received by escrow holder within 30 days of the above date, a hold open fee per original escrow instructions dated 09/12/07 will be charged and deducted first from amount due escrow and then from amounts due others.

Disburse funds you hold in escrow as follows:

$200.00 Cancellation fee to: Cimarron Escrow Inc.

BUYER:

INTERNATIONAL SILVER INC., AN ARIZONA CORPORATION

By: [signature]

8040 S. KOLB ROAD, TUCSON, AZ 85706

SELLER(S):

BRUCE D. STRACHAN

ELIZABETH K. STRACHAN

, JOSHUA TREE, CA 92069

CC: ELITE REALTY
DAVE STRACHAN

ks

RECEIVED TIME SEP. 5. 4:32PM